UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York		10166-0188
(Address of Principal Executive Offices)		(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 22, 2017, Brighthouse Financial, Inc. (“Brighthouse”), a subsidiary of MetLife, Inc. (“MetLife”), issued $1,500,000,000 aggregate principal amount of its 3.700% Senior Notes due 2027 (the “2027 Notes”) and $1,500,000,000 aggregate principal amount of its 4.700% Senior Notes due 2047 (the “2047 Notes,” and together with the 2027 Senior Notes, the “Notes”), in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended. Brighthouse issued the Notes pursuant to an indenture, dated as of June 22, 2017 (the “Indenture”) (attached hereto as Exhibit 4.1 and incorporated herein by reference), by and among Brighthouse, MetLife, as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”).

MetLife has initially guaranteed the Notes on a senior unsecured basis (the “Guarantee”). Under the Guarantee, MetLife has fully and unconditionally guaranteed to each holder of the Notes the full and prompt payment of principal of the Notes, the premium on the Notes, if any, and the interest on the Notes, and all other obligations of Brighthouse under the Indenture, when the same become due. The Guarantee will be automatically and unconditionally released upon the completion of both (i) the contribution by MetLife of all the voting common interests in Brighthouse Holdings, LLC, including its direct and indirect subsidiaries, to Brighthouse and (ii) the consummation of the transfer by MetLife of at least 80.1% of the shares of Brighthouse’s common stock to one or more persons, other than MetLife or any of its affiliates, as part of the separation through a spin-off to the holders of MetLife’s common stock, a public offering of shares in an independent publicly traded company, or a sale ((i) and (ii) together, a “Brighthouse Stock Distribution Event”).

If a Brighthouse Stock Distribution Event has not occurred on or prior to December 31, 2017, Brighthouse must redeem the Notes, in whole, on the tenth business day following December 31, 2017 (the “special mandatory redemption date”). In the event of such a redemption, Brighthouse must redeem the Notes at a special mandatory redemption price of 101% of the then-outstanding aggregate principal amount of the Notes, together with accrued and unpaid interest from the last date on which interest has been paid up to, but excluding, the special mandatory redemption date.

The Notes are a direct financial obligation of Brighthouse and the Guarantee is a direct financial obligation of MetLife.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits

4.1	Indenture, dated as of June 22, 2017, between Brighthouse Financial, Inc., MetLife, Inc., as Guarantor, and U.S. Bank National Association, as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: June 22, 2017

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

4.1	Indenture, dated as of June 22, 2017, between Brighthouse Financial, Inc., MetLife, Inc., as Guarantor, and U.S. Bank National Association, as Trustee